Quarterly Holdings Report
for
Fidelity Freedom® Index Retirement Fund
December 31, 2025
FRX-INC-NPRT3-0226
1.906829.116
Bond Funds - 68.8%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	38,903,933	382,814,700
Fidelity Series Bond Index Fund (a)	84,535,099	772,650,809
Fidelity Series International Developed Markets Bond Index Fund (a)	11,062,179	93,807,275
Fidelity Series Long-Term Treasury Bond Index Fund (a)	8,913,458	48,043,540
TOTAL BOND FUNDS (Cost $1,401,994,600)		1,297,316,324

Domestic Equity Funds - 13.7%
	Shares	Value ($)
Fidelity Series Commodity Strategy Fund (a)	123,321	11,931,317
Fidelity Series Total Market Index Fund (a)	11,125,284	246,981,315
TOTAL DOMESTIC EQUITY FUNDS (Cost $141,933,061)		258,912,632

International Equity Funds - 8.8%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $112,407,935)	9,021,194	165,087,843

Short-Term Funds - 8.7%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $165,406,581)	16,572,095	165,058,070

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,821,742,177)	1,886,374,869
NET OTHER ASSETS (LIABILITIES) - 0.0%	(108,361)
NET ASSETS - 100.0%	1,886,266,508

Legend

(a)	Affiliated fund.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	128,623	128,623	30	-	-	-	-	0.0%
Total	-	128,623	128,623	30	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	337,912,305	75,764,969	26,486,059	14,515,454	15,781	(4,392,296)	382,814,700	38,903,933
Fidelity Series Bond Index Fund	727,926,971	127,812,357	92,623,549	22,570,362	46,642	9,488,388	772,650,809	84,535,099
Fidelity Series Commodity Strategy Fund	-	11,935,158	143,743	115,026	(236)	140,138	11,931,317	123,321
Fidelity Series Global ex U.S. Index Fund	129,508,692	30,738,407	21,910,886	4,794,296	1,850,586	24,901,044	165,087,843	9,021,194
Fidelity Series International Developed Markets Bond Index Fund	83,249,958	18,663,730	6,649,889	3,561,825	1,015	(1,457,539)	93,807,275	11,062,179
Fidelity Series Long-Term Treasury Bond Index Fund	51,141,350	9,923,291	11,984,085	1,508,228	(3,891,969)	2,854,953	48,043,540	8,913,458
Fidelity Series Total Market Index Fund	194,714,839	49,615,303	37,487,487	2,781,976	1,171,114	38,967,546	246,981,315	11,125,284
Fidelity Series Treasury Bill Index Fund	169,814,415	28,322,760	33,258,116	5,421,996	(64,651)	243,662	165,058,070	16,572,095
	1,694,268,530	352,775,975	230,543,814	55,269,163	(871,718)	70,745,896	1,886,374,869

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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